Goodwill and Intangible Assets	12 Months Ended
Sep. 26, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

11.	Goodwill and Intangible Assets
The changes in the carrying amount of goodwill by segment were as follows:

	Specialty Brands	Specialty Generics	Global Medical Imaging	Total
Goodwill at September 27, 2013	$105.3	$207.0	$219.7	$532.0
Acquisitions	2,089.6	—	—	2,089.6
Impairment	—	—	(219.7)	(219.7)
Goodwill at September 26, 2014	$2,194.9	$207.0	$—	$2,401.9

Goodwill Impairment Analysis
The Company has identified that the Specialty Brands, Specialty Generics and Global Medical Imaging businesses represent both segments and reporting units. For purposes of assessing impairment and the recoverability of goodwill for each reporting unit the Company makes various assumptions regarding estimated future cash flows, discount rates and other factors in determining the fair values of each reporting unit using the income approach. The Company's projections of future cash flows were then discounted based on a WACC determined from relevant market comparisons, adjusted upward for specific reporting unit risks (primarily the uncertainty of achieving projected operating cash flows). A terminal value growth rate was applied to the terminal year cash flows, both of which represent the Company's estimate of stable, sustainable growth. The fair value of the reporting unit represents the sum of the discounted cash flows from the discrete period and the terminal year cash flows. The fair values of the reporting units were assessed for reasonableness by aggregating the fair values and comparing this to the Company's market capitalization with a control premium.
The Company's projections in our Brands business include long-term revenue and operating income at levels higher than historical levels which is primarily associated with revenue growth for Ofirmev, Xartemis XR and the introduction of MNK-155. The projections also reflect the potential impacts from the future loss of exclusivity related to Ofirmev. The Company utilized a WACC of 10.5%. These assumptions resulted in a fair value of the Brands business in excess of its net book value. The Company does not believe that the Specialty Brands reporting unit is at risk of impairment; however, should it fail to experience growth in the aforementioned products, revise its long-term projections for these products downward or market conditions dictate utilization of higher discount rates, the Specialty Brands reporting unit could be subject to impairment in future periods.
The Company's projections in our Generics and API reporting unit include long-term revenue and operating income at higher than historical levels primarily attributable to long-term, single-digit net sales growth. The Company utilized a WACC of 10.5%. These assumptions resulted in a fair value of the Generics and API reporting unit that was significantly in excess of its net book value. Therefore, the Company does not believe that the Specialty Generics segment is at risk of impairment.
The Company's projections in the Global Medical Imaging reporting unit include long-term net sales and operating income at lower than historical levels. The decrease in net sales and operating income is reflective of the notification that we lost preferred supplier status with a significant GPO, that a related-party supply contract was terminated and increased competition in the marketplace. During the fourth quarter of fiscal 2014, the Company received notification that it lost preferred supplier status with a significant GPO and that a related-party supply contract was terminated by the Company. The Company utilized a WACC of 8.0%, which reflects the Company's risk premium associated with the projected cash flows. These assumptions resulted in a fair value of the Global Medical Imaging segment that was less than its net book value, after recording the impairments to long-lived assets discussed in Note 10. Therefore, the Company recognized a $219.7 million goodwill impairment in the Global Medical Imaging segment.
The gross carrying amount and accumulated amortization of intangible assets at the end of each period were as follows:

	September 26, 2014		September 27, 2013
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortizable:
Completed technology	$7,040.1	$339.7	$449.2	$196.6
Licenses	185.1	87.3	191.1	79.3
Customer relationships	33.8	0.6	—	—
Trademarks	13.0	4.1	7.9	3.8
Other	6.7	5.0	—	—
Total	$7,278.7	$436.7	$648.2	$279.7
Non-Amortizable:
Trademarks	$35.0		$35.0
In-process research and development	235.2		18.6
Total	$270.2		$53.6

Long-Lived Asset Impairment Analysis
During the fourth quarter of fiscal 2014, the Company received notification that we lost preferred supplier status with a significant GPO and that a related-party supply contract was terminated by the Company. The Company determined that these events constituted a triggering event with respect to our CMDS asset group, including a finite-lived intangible asset, within the Global Medical Imaging segment and assessed the recoverability of the CMDS asset group. As discussed further in Note 10, the Company recorded a $52.4 million impairment to a finite-lived completed technology intangible asset.
Finite-lived intangible asset amortization expense was $162.3 million, $35.4 million and $27.3 million in fiscal 2014, 2013 and 2012, respectively. The estimated aggregate amortization expense on intangible assets owned by the Company is expected to be as follows:

Fiscal 2015	$496.5
Fiscal 2016	494.3
Fiscal 2017	492.4
Fiscal 2018	483.3
Fiscal 2019	483.0